UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR/A

AMENDED CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010
Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO SHAREHOLDERS.

[Kavilco Incorporated Letterhead]

February 25, 2015

Dear Shareholder,

Enclosed are the annual audited financial statements for the year ended December 31, 2014. Our accountants, Peterson Sullivan LLP have conducted the audit.

The financial statements are presented in a format that all investment companies must adhere to pursuant to Security and Exchange Commission requirements and Generally Accepted Accounting Principles. In an investment company, the primary objective of the financial statements is to show how the net asset value changed throughout the year (net asset value is defined as the value of securities owned, cash, receivables and other assets less liabilities). We realize the statements are esoteric to say the least. However, to make the financial information more meaningful, we have included a Glossary of Terms to assist you in interpreting the terminology in the financial statement

STATEMENT OF ASSETS AND LIABILITES

This statement reflects everything the corporation owns or is obliged to pay as of December 31, 2014. Assets and liabilities are stated in terms of current market value.

SCHEDULE OF INVESTMENTS

The majority of Kavilco's portfolio is primarily made up of debt instruments comprised of corporate obligations. Corporate obligation is another term for bonds. These bonds carry a stated interest rate and maturity date. The federal, state and municipal governments, along with corporations, can issue bonds.

STATEMENT OF OPERATIONS

The Statement of Operations is an analysis of all income and expense that the corporation incurred during the year. The aggressive actions of the Federal Reserve have had a beneficial impact on our bond portfolio. We anticipate the exceptional volatility in the bond market will be with us for some time. However, valuation changes in the portfolio do not impact the dividends you receive.

STATEMENT OF CHANGES IN NET ASSETS

What happened to our assets during the year? This statement shows all increases and decreases in our assets. Except for the dividends to shareholder accounts, this is identical to the Statement of Operations.

FINANCIAL HIGHLIGHTS

This schedule is a comparative analysis that combines all previously discussed statements in terms of one share of stock.

NOTES AND TAX INFORMATION TO THE FINANCIAL STATEMENTS

The notes are an integral part of the financial statements and provide information that will give the shareholder a complete summary of the operation.

Sincerely,

KAVILCO INCORPORATED

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

encl.

KAVILCO INCORPORATED FINANCIAL STATEMENTS Year Ended December 31, 2014
[Peterson Sullivan LLP Letterhead] INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kavilco Incorporated ("the Company") as of December 31, 2014, and the related statement of operations for the year then ended, and statement of changes in net assets for the years ended December 31, 2014 and 2013, and the financial highlights for the years ended December 31, 2014 and 2013.

Management's Responsibilities for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kavilco Incorporated as of December 31, 2014, and the results of its operations for the year then ended, the changes in net assets for the years ended December 31, 2014 and 2013, and the financial highlights for the years ended December 31, 2014 and 2013, and 2012 in accordance with accounting principles generally accepted in the United States.

Other Matter

The financial highlights for the years ended December 31, 2011 through 2010, were audited by other auditors whose report dated February 21, 2012, expressed an unmodified opinion on those statements.

/S/Peterson Sullivan LLP

February 24, 2015

KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

ASSETS
Investments in securities, at fair value (cost $33,611,808)	$36,005,528
Real estate, at fair value (cost $1,054,089)	4,207,633
Cash and cash equivalents	272,138
Interest receivable	312,547
Dividends receivable	22,756
Premises and equipment, net	20,758
Prepaid expenses and other assets	15,014

Total assets	40,856,374

LIABILITIES
Accounts payable and accrued expenses	28,303
Dividends payable	240,816

Total liabilities	279,119

NET ASSETS	$40,577,255

Net assets consist of:

Distributable earnings	$5,869,452
Contributed capital	34,707,803

TOTAL Net assets	$40,577,255

Net asset value per share of Class A and Class B common stock ($40,577,255) divided by 12,000 shares outstanding)	$3,381

See Notes to Financial Statements

KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS

December 31, 2014

	Principal Amount or Shares	Fair Value
U.S. Corporate Bonds - 49.7%
Chemical Industry - 4.6%
E.I. DuPont de Nemour, 5.250%, due December 15, 2016	1,519,000	1,642,723

Communications - 6.8%
CBS Corporation, 4.625%, due May 15, 2018	2,000,000	2,156,860
Deutsche Telekom Int. Fin., 6.000%, due July 8, 2019	250,000	290,022
Total Communications		2,446,882

Consumer, Cyclical - 4.4%
Target Corp., 5.875%, due July 15, 2016	1,000,000	1,074,040
Avon Products, 6.500%, due March 1, 2019	500,000	498,750
Total Consumer, Cyclical		1,572,790

Consumer, Non-cyclical - 3.4%
McDonald's Corp., 5.300%, due March 15, 2017	500,000	542,455
Kraft Foods Inc., 6.500%, due August 11, 2017	250,000	279,995
Yum! Brands Inc., 5.300%, due September 15, 2019	355,000	392,854
Total Consumer, Non-cyclical		1,215,304

Energy - 14.6%
Kinder Morgan Energy Partners, 5.625%, due February 15, 2015	500,000	502,565
PPL Energy Supply LLC, 5.700%, due October 15, 2015	80,000	81,742
Plains All American Pipeline, 6.125%, due January 15, 2017	1,345,000	1,465,835
XTO Energy Inc., 6.250%, due August 1, 2017	1,000,000	1,124,720
Kinder Morgan Energy Partners, 5.950%, due February 15, 2018	460,000	507,840
Transocean Inc., 7.375%, due April 15, 2018	1,350,000	1,331,113
Hess Corporation, 8.125%, due February 15, 2019	199,000	236,770
Total Energy		5,250,585

Financial - 1.0%
American Express Credit Co., 5.300%, due December 2, 2015	117,000	121,706
General Electric Capital Corp., 5.625%, due September 15, 2017	215,000	238,661
Total Financial		360,367

Paper & Forest Products Industry - 1.8%
International Paper, 9.375%, due May 15, 2019	500,000	638,275

Technology - 3.9%
Cisco Systems Inc., 5.500%, due February 22, 2016	960,000	1,012,819
Oracle Corp., 5.000%, due July 18, 2019	250,000	280,315
Adobe Systems Inc., 4.750%, due February 1, 2020	100,000	109,773
Total Technology		1,402,907

Transportation - 4.5%
Union Pacific Corp., 4.875%, due January 15, 2015	1,000,000	1,001,180
FedEx Corp., 8.000%, due January 15, 2019	500,000	608,685
Total Transportation		1,609,865

Utilities - 4.9%
Southern Power Company, 4.875%, due July 15, 2015	1,250,000	1,277,100
Southern Electric Power, 5.550%, due January 15, 2017	174,000	187,899
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	299,160
Total Utilities		1,764,159
Total U.S. Corporate Bonds (cost $16,892,108)		17,903,857

U.S. Common Stock - 33.7%

Chemicals - Specialty - 0.1%
Terra Nitrogen Company LP	225	23,107

Computer Software & Services - 0.5%
Microsoft Corp.	3,640	169,078

Drug Industry - 1.2%
Bristol-Myers Squibb	1,500	88,545
Eli Lilly & Co.	2,000	137,980
Pfizer Inc. Com	6,240	194,376

Total Drug Industry		420,901

Electric Utility - 9.2%
Alliant Energy	3,700	245,754
American Electric Power	2,000	121,440
Avista Corp.	2,000	70,700
Consolidated Edison Inc.	1,500	99,015
Duke Energy Corp.	5,095	425,662
Entergy Corporation	2,870	251,068
Exelon	1,400	51,912
Firstenergy Corp	1,255	48,932
Nextra Energy	1,000	106,290
Northeast Utilities	4,981	266,594
One Gas, Inc.	300	12,366
Pepco Holdings Inc.	7,080	190,664
PPL Corporation	4,945	179,652
Public Service Enterprise Group Inc.	5,500	227,755
Scana Corp.	700	42,280
Southern Company	10,630	522,039
Wisconsin Energy Corp.	2,000	105,480
Xcel Energy, Inc.	9,540	342,677
Total Electric Utility		3,310,280

Exchange Traded Funds - 0.8%
iShares Investment Grade Corp. Bonds	640	76,422
iShares S & P Preferred Stock Index	2,516	99,231
SPDR Barclays Capital High Yield	2,600	100,386
Total Exchange Traded Funds		276,039

Food Processing - 1.0%
Kraft Foods Inc.	4,900	307,034
Mondelez International Inc.	1,500	54,487
Total Food Processing		361,521

IT Services - 0.59%
Paychex Inc.	4,600	212,382

Metals and Mining - 0.04%
Silver Wheaton Corp.	700	14,231

Mutual Funds - 0.3%
Blackrock Global Floating Rate Inccome Fund	3,179	40,850
John Hancock Preferred Income Fund	3,284	67,026
Total Mutual Funds		107,876

Natural Gas (Diversified) - 0.2%
ONEOK Inc.	1,200	59,748

Natural Gas Utility - 0.5%
Atmos Energy Corp.	1,500	83,610
Piedmont Natural Gas Company Inc.	2,700	106,407
Total Natural Gas Utility		190,017

Office Equipment - 0.2%
Pitney Bowes Inc.	3000	73,110

Oil / Gas Distribution - 2.2%
Kinder Morgan Inc.	14,120	597,380
Spectra Energy Corp.	5,300	192,390
Total Oil / Gas Distribution
		789,770

Oil Field Services & Equipment - 0.2%
Diamond Offshore Drilling	1,515	55,616

Petroleum Producing - 1.5%
Chevron Corp.	1,800	201,924
Holly Frontier Corp.	3,400	127,432
Spectra Energy Corp.	2,800	194,768
Total Petroleum Producing
		524,124

Real Estate Investment Trust - 8.5%
AvalonBay Communities	790	129,078
Digital Realty Trust Inc.	1,500	99,450
EPR Properties	1,900	109,497
Healthcare Reit Inc.	1,570	118,802
Healthcare Realty Trust Inc.	2,300	62,836
Highwoods Properties Inc.	1,300	57,564
Hospitality Properties Trust	9,600	297,600
Liberty Property Trust	5,240	197,181
LTC Properties Inc.	4,830	208,511
Mack Cali Rlty Corp	5,600	106,736
National Retail Properties	1,470	57,874
Omega Healthcare Investors	5,831	227,817
Realty Income Corp.	7,130	340,172
Redwood Trust Inc	2,600	51,220
Sabra Health Care Reit Inc.	1,960	59,525
Senior Housing Properties	10,400	229,944
Stag Industrial Inc.	7,130	174,685
Sun Communities Inc.	3,180	192,263
Ventas Inc.	2,100	150,570
Washington Real Estate Invt	6,600	182,556
Total Real Estate Investment Trust		3,053,881

Restaurant Industry- 0.5%
McDonalds Corp.	2,000	187,400

Telecommunications Services - 6.4%
AT&T	23,570	791,716
CenturyTel Inc.	6,900	273,102
Consolidated Communications	9,600	267,167
Frontier Communications Corp.	192	1,281
Verizon Communications Inc.	20,540	960,861
Total Telecommunication Services		2,294,127

Total U.S. Common Stock (cost $10,819,828)
		12,123,208

Foreign Common Stocks - 0.25%

Canadian Common Stock
Petroleum Industry - 0.02%
Penn West Petroleum	3400	7,072

Utilities - 0.02%
Atlantic Power Corp.	2,700	7,317

France Common Stock
Drug Industry - 0.08%
Sanofi-Aventis-ADR	600	27,366

Britain Common Stock
Food Processing - 0.09%
Unilever PLC	800	32,384

Netherlands Common Stock
Petroleum Industry - 0.04%
Seadrill Ltd	1,200	14,328

Total Foreign Common Stock (cost $167,757)		88,467

Publicly Traded Partnerships (PTP) - 11.0

PTP - Oil/Gas Distribution - 11.0%
Amerigas Partners - LP	7,230	346,462
Atlas Pipeline Partnership	3,301	89,985
Boardwalk Pipeline Partners	10,218	181,574
Breitburn Energy Partners LP	4,700	32,900
Buckeye Partners LP	6,472	489,672
CVR Partners LP	4,760	46,362
Enbridge Energy Partners LP	3,700	147,630
Energy Transfer Partners LP	7,050	458,250
Enterprise Products Partners	3,200	115,584
KKR and Co. LP	2,370	55,008
Linn Energy LLC	5,890	59,666
Magellan Midstream Partners LP	4,700	388,502
Market West Partners LP	2,000	134,380
Nustar Energy LP Com	4,100	236,775
Plains All American Pipeline	3,914	200,866
Regency Energy Partners LP	3,060	73,440
Spectra Energy Partners LP	3,466	197,458
Suburban Propane Partners LP	3,200	138,336
Targa Resources Partners LP	3,460	165,665
TC Pipelines LP	2,300	163,806
Williams Partners LP	5,240	234,490
Total PTP - Oil/Gas Distribution		3,956,811

Total Publicly Traded Partnerships (cost $3,798,930)		3,956,811

Short Term Investments - 5.4%
Money Market Funds (cost 1,933,185)	1,933,195	1,933,195
Total Investments in Securities (cost $33,611,808)
		36,005,528

See Notes To Financial Statements

KAVILCO INCORPORATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income
Interest	$1,030,625
Dividends	776,071

Total investment income	1,806,696

Expenses
Salaries and benefits	312,855
Directors' compensation and expenses	245,502
Insurance	74,523
Office and equipment leases	63,717
General and administrative	65,218
Legal and accounting	33,773
Custodian	20,870

Total expenses	816,458

Net investment income	990,238

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	211,795
Net increase in unrealized appreciation on investments	140,635
Net increase in unrealized appreciation on real estate	413,016

Total realized and unrealized gain in investments and real estate	765,446

Net Operating Income	1,755,684
Other Income and Expense, net	191,279

Net Increase in Net Assets Resulting From Operations	$1,946,963

See Notes to Financial Statements.

KAVILCO INCORPORATED
STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2014 and 2013

Increase in Net Assets from Operations	2014	2013
Net investment income	$990,238	$962,399
Net realized gain on investments	211,795	268,735
Net change in unrealized depreciation on investments	140,635	(699,818)
Net change in unrealized depreciation on real estate	413,016	0
Other income and expense, net	191,279	175,362

Net increase in net assets resulting from operations	1,946,963	706,678

Dividends and Distributions to Shareholders	(1,239,242)	(1,367,671)

Total increase (decrease) in net assets	707,721	(660,993)
NET ASSETS
Beginning of year	39,869,534	40,530,527

End of year (includes undistributed ordinary income of $322,188 and $168,118 for 2014 and 2013, respectively)	$40,577,255	$39,869,534

See Notes to Financial Statements

KAVILCO INCORPORATED
FINANCIAL HIGHLIGHTS

Years Ended December 31, 20010 - 2014

Per share operating performance (for a share of Class A or Class B capital stock outstanding throughout the period):

	2014	2013	2012	2011	2010
Net asset value, beginning of year	$3321	$3,376	$3,377	$3,344	$3,265

Income from investment operations
Net investment income	83	80	70	70	73
Net realized and unrealized appreciation (depreciation) on investment transactions	64	(36)	6	40	48
Net other income	16	15	15	14	9
Income taxes					35

Total from investment operations	163	59	91	124	91

Less dividends and distributions (Note 10)	(103)	(114)	(92)	(90)	(86)

Net asset value, end of year	$3,381	$3,321	$3.376	$3.378	$3.344

Total return	4.83%	1.77%	2.70%	3.67%	4.94%
Supplemental Data
Net assets, end of year (in thousands)	$40,577	$39,870	$40,531	$40,532	$40,123
Ratio to average net assets
Expenses	2.03%	2.02%	2.06%	2.21%	2.25%
Net investment income	2.46%	2.39%	2.08%	2.08%	2.22%
Portfolio turnover rate	11.00%	16.07%	13.71%	8.81%	8.68%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. Kavilco Incorporated was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed-end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, and distribution policies, operations and reporting requirements. The Company's investment decisions, which focus primarily on fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at their estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in first out method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State. Generally, the Company is subject to examination by U.S. federal and state income tax authorities for three years from the filing of a tax return.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions, or related interest or penalties as of December 31 , 2014.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on their payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States of America.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to board meetings. In addition to meeting related expenses, the Company pays for the medical insurance of certain directors.

Subsequent Events

The Company has evaluated subsequent events through the date of these financial statements were available to be issued, which is the same date as the independent auditors' report.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels which prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;
Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and
Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Publicly traded partnerships

Publicly traded partnerships consist of tax-advantage oil and gas processing and distribution companies. They do not pay state or federal corporate income tax. They are traded on a national securities exchange and are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of December 31, 2014:

	Level 1		Level 2		Level 3		Balance

Investments in Securities
US Corporate Bonds		$-		$17,903,857		$-	$17,903,857
US Common stock		12,123,208		-		-	12,123,208
Foreign Common Stock		88,467		-		-	88,467
Publicly Traded Partnerships		3,956,811		-		-	3,956,811
Money Market Fund		1,933,185		-			1,933,185

		$18,101,671		$17,903,857	$		$36,005,528

Real Estate	$		$			$4,207,633	$4,207,633

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of December 31, 2014, no significant transfers between Level 1 or 2 occurred.

At December 31, 2014, the Company recorded an increase in unrealized gain of $413,016 in Level 3 as a result of an independent appraisal performed of the real estate (see Note 4.)

Note 4. Real Estate

At December 31, 2014, the Company owns fee title to the surface estate of 22,946 acres of real estate. In 1979, the Company received entitlement under Section 12(a) of ANCSA to the surface estate of real property totaling 23,055 acres. In 1987, 194 acres of this property was distributed to the shareholders. The Company received an additional 89.24 acres during 2002 in the process of closing out a timber sale contract.

As of December 31, 2014, there is no commercial viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $4,207,633 in 2014, the value of which has been determined by an independent appraisal. The value at 2014 represents an increase of $413,016 from the value at 2013 of $3,794,616. The Board of Directors approved this fair value estimate of the real estate.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk), or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counter-party to perform according to the terms of a contract. The Company's exposure to credit risk associated with counter-party nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counter-party exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock, and publicly traded partnerships) aggregated $ 5,384,643 for the year ended December 31, 2014, and sales and maturities of investment securities (consisting of corporate obligations and common stock) aggregated $ 3,758,982 for the year ended December 31, 2014.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $3,360,953 and $967,233, respectively, for the year ended December 31, 2014.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at December 31, 2014:

Building	$170,601
Furniture, fixtures, and equipment	70,803

241,404
Less accumulated depreciation	(220,646)

$20,758

Buildings and equipment are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $ 4,592 for the year ended December 31, 2014.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2016. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2014	35,507
2015	27,277

$97,397

Rent expense for the year ended December 31, 2014 was $37,156.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:
Common stock:
- Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 11,482.83 shares
- Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 517.17 shares

Note 10. Dividends and Distributions to Shareholders

On February 28, 2014, a distribution of $22.21 per share was declared. The dividend was paid on March 14, 2014 to shareholders of record on March 3, 2014. On October 31, 2014, a distribution of $81.06 per share was declared. This dividend was paid on November 13, 2014 to shareholders of record on November 3, 2014.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	2014	2013
Undistributed ordinary income	$322,188	$168,118

Net unrealized appreciation on:
Investments	2,393,720	2,253,085
Real estate	3,153,544	2,740,528

	$5,869,452	$5,161,731

The tax character of distributions paid during 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$1,110,892	$1,367,671
Long-term capital gain	128,350	0

	$1,239,242	$1,367,671

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the year ended December 31, 2014 totaled $ 37,997.

Note 13. Other Income and Expense

The Company earned income of $178,080 and $142,320 for the years ended December 31, 2014 and December 31, 2013, respectively, as a result of ANCSA Section 7(i) which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations who then redistribute under Section 7(j) 50% of such amounts to the village corporations and at-large shareholders.

Other income also includes $13,200 and $33,042 of lease and miscellaneous income for theyear ended December 31, 2014 and December 31, 2013, respectively.

[Peterson Sullivan LLP Leterhead]

February 24, 2014

To the Shareholders and Board of Directors
Kavilco Incorporated
Kasaan, Alaska

In planning and performing our audit of the financial statements of Kavilco Incorporated (the Company") as of and for the year ended December 31, 2014, in accordance with auditing standards generally accepted in the United States, we considered the Company's internal control over financial reporting, including control activities for safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

The management of the Company is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A material weakness is a deficiency, or combination of deficiencies in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Company's internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by auditing standards generally accepted in the United States of America. However, we noted no deficiencies in Kavilco Incorporated's internal control over such financial reporting and its operation, including controls for safeguarding securities, that we consider to be a material weakness as defined above as of December 31, 2014.

This report is intended solely for the information and use of management and the Board of Directors of Kavilco Incorporated and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/S/ PETERSON SULLIVAN LLP

Peterson Sullivan LLP

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Secretary maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2014 and 2013, Peterson Sullivan performed the following professional services.

	2014	2013
Audit fees	$20,997.90	$20,000.00
Audit related fees	$0	$0
Tax fees	$2,969.00	$8,708.00

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR/A.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following resolution during the November 2003 board meeting.

Kavilco Incorporated Resolution 11-14-03b: Proxy Voting Policies

The Securities and Exchange Commission believes the recent corporate scandals have created renewed investor interest in corporate governance issues. In response, the SEC has new rules designed to increase transparency of proxy voting by mutual funds.
          RESOLVED, on voting common stock, the Chief Financial Officer is hereby directed to vote the management slate of directors and management’s recommendations on corporate proposals that appear on the proxy.
          RESOLVED, where there is a material conflict of interest where the Chief Financial Officer has a business, personal, or family relationship with a public company, voting will be deferred until the next scheduled board of directors meeting at which time the issue will be discussed.
          RESOLVED, pursuant to rule 30b1-4 under the Investment Company Act, Kavilco will file form N-PX with the SEC detailing a complete voting record. This filing will be made for a 12-month period commencing on June 30, 2004. In addition, this information will be available on Kavilco’s web site as soon as reasonably practicable, after filing the report with the SEC, which means the same day, absent unforeseen circumstances.

Date: November 14, 2003

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ John Campbell
John Campbell, Secretary

(Corporate Seal)

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Certification of President

12 (a) (2)	Certification of Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Louis L. Jones, Sr.
Louis L. Jones, Sr.
President

Date: June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: June 30, 2015